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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): May 8, 2001



                          TRANSOCEAN SEDCO FOREX INC.
            (Exact name of registrant as specified in its charter)


          CAYMAN ISLANDS                 333-75899                N/A

  (State or other jurisdiction of       (Commission         (I.R.S. Employer
   incorporation or organization)       File Number)       Identification No.)


                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 232-7500
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Item 5.  Other Events.

     On May 8, 2001, Transocean Sedco Forex Inc. issued a press release announcing the pricing of $400 million aggregate principal amount of its 20-year convertible debentures. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     The following exhibits are filed herewith:

     99.1  Press Release dated May 8, 2001.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    TRANSOCEAN SEDCO FOREX INC.



Date: May 9, 2001                   By: /s/ William E. Turcotte
                                       ------------------------------
                                         William E. Turcotte
                                         Associate General Counsel and
                                         Assistant Secretary

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